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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 18, 2003
                                                        ------------------



                             PENN OCTANE CORPORATION
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             (Exact name of registrant as specified in its charter)



         Delaware                       000-24394                52-1790357
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(State or other jurisdiction         (Commission File           (IRS Employer
     of incorporation)                   Number)             Identification No.)

77-530 Enfield Lane, Bldg. D, Palm Desert, CA                         92211
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  (Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (760) 772-9080


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         (Former name or former address, if changed since last report.)



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On September 18, 2003, Penn Octane Corporation issued a press release regarding the spin-off of Rio Vista Energy Partners L.P. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  99.1 Press Release dated September 18, 2003


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PENN OCTANE CORPORATION



                                        By       /s/  Ian T. Bothwell
                                          ---------------------------------
                                                 Ian T. Bothwell
                                                 Chief Financial Officer
Dated September 18, 2003

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                                 EXHIBIT INDEX


Exhibit No.                       Description
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
   99.1             Press Release dated September 18, 2003